United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2007

Performance Results
THE WESTPORT FUNDS
Average Annual Returns* - December 31, 2007

Fund or Index	OneYear	FiveYears	TenYears & Since Inception
Westport Select Cap Fund - Class Ri Russell 2000® Indexiii	6.38% -1.57%	13.64% 16.25%	12.52% 7.08%
Westport Fund - Class Rii Russell Midcap® Indexiii	13.71% 5.60%	16.79% 18.21%	12.84% 9.91%

As set forth in the Funds’ prospectus dated May 1, 2007, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.32% and 1.49% respectively. This could have increased to 1.44% and 1.66%, respectively, if the maximum shareholder servicing fee of 0.25% were reached. Please see the Funds’ Financial Highlights on pages 20 & 22 for the actual total operating expenses paid in fiscal 2007. Westport Advisors, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that actual Total Annual Fund Operating Expenses for each class do not exceed 1.50%. Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

___________________
[i]
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 21.

ii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 23.

iii
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 92% of the U.S. market). The Russell 2000® Index, representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

iv
Lipper Multi-Cap Core Funds Category Average is an arithmetic average of the total return of all Multi-Cap Core Funds tracked by Lipper in a given time period. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	January 18, 2008

Dear Fellow Shareholder,

Although equity markets achieved attractive gains in the first half of 2007, the markets were not able to build on these gains in the latter half of the year. Major indices suffered meaningful second half declines including the Russell 2000® Index, which ended the full year with a negative return. However, in this tenth anniversary year, despite these declines, the two Westport Funds recorded excellent outperformance relative to their respective benchmark indices and significant outperformance based on their average annual returns for the full ten year period.

In the first six months of last year, financial markets offered historically low premiums for accepting additional risk. This began to change as the default rate on sub-prime mortgages underwritten in 2005 and 2006 rose late in the first half of 2007 and continued to rise through year-end. Initially, economists felt the losses from these defaulting mortgages, estimated in August by Federal Reserve Chairman Bernanke to be approximately $100 billion, would not tip the national economy into recession nor slow it dramatically given the widely dispersed ownership of the securities backed by these mortgages. However, the accuracy of their forecast is less clear today. The rising sub-prime default rate caused severe dislocations in unexpected segments of the credit markets, widened risk premiums and in many cases led to credit rating declines on mortgage backed securities and derivatives of those securities. The economic impact is definitely worse than earlier anticipated but unlikely assessable before mid-year. The rising default rate on sub-prime mortgages is directly tied to the first full year nationwide decline in median prices of existing houses in decades. As a result, by year-end 2007, there were bankruptcy filings by mortgage lenders and brokers along with large write-offs and the need for capital infusions among bond/mortgage insurers, banks and investments banks.

Despite significant dislocations and disruptions in the credit markets and the broader financial system, the Westport Select Cap Fund’s total return for 2007 was 6.38% exceeding its benchmark, the Russell 2000® Index, by nearly 8 percentage points. For the last ten year period, its annualized average return has exceeded that of its benchmark by nearly 5.5 percentage points. The 2007 results for the Westport Fund were equally impressive. The total return for the Fund was 13.71% for 2007 exceeding its benchmark, the Russell Midcap® Index, by more than 8 percentage points. For the last decade the Westport Fund’s average annual return has exceeded that of its benchmark by nearly 3 percentage points. The total return of the Westport Fund (classified as Multi-Cap Core by Lipper Inc.) exceeded that of the Lipper Multi-Cap Core Funds Category Averageiv by more than 7 percentage points in 2007 and by nearly 6 percentage points on an average annualized basis for the ten years ended December 31, 2007. Lipper ranked the Westport Select Cap Fund in the top quintile of Mid-Cap Core Funds and the Westport Fund in the top four percent of Multi-Cap Core Funds based on ten year total returns. Of course, past results do not guarantee future performance.

Outlook

Earlier in this decade the Federal Reserve and the Bank of Japan aggressively eased monetary conditions in response to increasing deflationary risks. Low short term interest rates resulted, causing investors to aggressively seek incremental yield, while paying little attention to the added risk of these investments. In the U.S., sub-prime mortgages were underwritten with attractive yields but these loans only made economic sense for lenders if housing prices continued to increase. Nevertheless, complex mortgage backed derivatives and other related financially engineered products crowded the credit markets. Purchasers seemed to expect higher yields and no greater risk from these securities than from similarly rated non-mortgage debt obligations. While these derivative securities can average the risk of the components and disperse that average risk to more investors, they neither eliminate nor in the aggregate reduce it. This lesson is currently being learned in the credit markets.

Three factors - low mortgage rates, new mortgage funding vehicles and inadequate due diligence by lenders enabled inflation of the housing price bubble, which led to overbuilding in a number of locales, especially those with high demand for second homes or “investment” properties. The low interest rates also enabled home owners to withdraw equity from their appreciated homes to support consumption. As the housing bubble has deflated, it is becoming clear that a significant number of consumers are overleveraged in other areas as well as housing. As a result, companies that underwrite or package auto, credit card and education loans have begun to report increased credit losses.

Historically, changes in home prices have been highly correlated with changes in consumer disposable income. Disposable income, down payments and other mortgage terms determine the house price that a typical consumer can afford. Alternately, a floor price could be calculated based on rental income. In recent years, however, home prices escalated far beyond the level predicted by the historical relationships with these two key measurers. The relationship between home prices and disposable income could revert to its historical level within three to four years with modest annual gains in disposable income of 3% - 4% and annual decreases in housing prices of the same magnitude.

Recently, financial intermediaries such as banks and mortgage and bond insurers have garnered headlines with their large write-offs, large stock price declines and infusions of replacement capital. This corrective process will run its course fairly quickly if asset prices, especially housing prices, stabilize. Presently, the most serious risk to economic stability is a spiral in which home prices decline, bad debts and unemployment increase, and economic activity recedes through lower consumption, leading to further home price declines. An easing of monetary policy can reduce the probability that such a spiral develops and shorten the time frame for house prices to return to their historical relationship with consumer disposable income.

Since August 2007, the Federal Reserve has reduced the fed funds rate by 100 basis points to support the economy, asset prices, and financial intermediaries. More easing from the current fed funds rate of 4.25% is on the way given the recent comments by Federal Re-

serve Chairman Bernanke and the need for additional insurance to support economic growth. Monetary ease in the current U. S. economic environment is a delicate process given the significant current account imbalance and the very large pool of dollar reserves held by foreign investors. While an easing of monetary policy provides support for asset prices and liquidity for the credit markets, interest rates can not fall to a level that would precipitate a run on the dollar. Further, if the accommodative policy remains in place too long it will inflate a third asset bubble.

Having avoided much of the financial mayhem in the latter days of 2007, our challenge for 2008 is to handle the transition as the Federal Reserve works to contain the defla-tionary pressure from the depreciation of housing and financial assets, as well as debt defaults. We would again like to thank our shareholders for their support and confidence.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

______________________
Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND
PORTFOLIO SUMMARY
December 31, 2007

Portfolio Comments

After an excellent first half in which portfolio holdings in the Westport Select Cap Fund performed well, the second half of 2007 was far more challenging as financial markets adjusted asset prices to better reflect risk. The Westport Select Cap Fund’s two largest holdings were also its two best performers for the year. DeVry, Inc. (a for profit education company) provided a gain of over 85% and Precision Castparts Corp. (a manufacturer of complex metal products) returned over 75% for the year. Three other companies recorded returns for 2007 that exceeded 50% - Charles River Laboratories International, Inc. (animal research models), EMS Technologies, Inc. (wireless communication products), and KBR, Inc. (engineering and construction). Given the dramatic rise in oil prices during the year to $100 per barrel, it is not surprising that the Fund’s energy holdings were a significant contributor to returns. The four Oil and Gas Producer holdings collectively returned 36% for the year. Two of the companies were acquired during the year and their shares were swapped for those of the acquiring companies to the extent permitted. Forest Oil Corp. (oil and gas exploration) acquired The Houston Exploration Company. After Pogo Producing Company sold its Canadian operations, Plains Exploration and Production Company (oil and gas exploration) purchased the remaining domestic operations. The for-profit education holdings contained in the Industrial Services group and the Transportation group also had an excellent 2007. Both Transportation holdings - EGL, Inc. and Florida East Coast Industries, Inc. - were acquired during the year and combined, provided a gain approaching 50%. In addition to the Oil and Gas Producers and Transportation acquisitions, there were four other Westport Select Cap Fund holdings acquired during the year, all making important contributions to performance.

With the disruptions in the financial system and credit quality issues at financial intermediaries, it is not surprising the Fund’s Regional Banks and Thrifts group was the poorest performing industry group during the year with a negative return of over 60%. While this is clearly disappointing, the Westport Select Cap Fund’s Regional Bank and Thrift holdings have valuable geographic franchises. Damage to the Fund’s performance was limited by a 7% weighting of Regional Banks and Thrifts in the Fund’s portfolio as 2007 began. When this is combined with a 7% weighting in insurance brokers, the Fund’s overall 14% weighting in financial services contrasts with the 24% weighting in the Russell® 2000 Index. BankUnited Financial Corp. (Florida thrift) was the Fund’s worst performer with a decline of 75% for the year. In addition to the poor showing by Regional Banks and Thrifts, Ruby Tuesday, Inc. (casual dining) depreciated 63%, hurt by higher gasoline prices and pressure on consumers’ discretionary income. Other notable performance reducers were General Communication, Inc. (Alaskan telecommunications and cable TV), QLogic Corp. (storage networking components) and The St. Joe Company (Florida real estate), which declined 45%, 35% and 33%, respectivelyi.
___________________________
[i]
References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2007 (Unaudited)
The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	20.8
Consumer Products & Services	12.4
Industrial Services	12.3
Business Products & Services	11.2
Oil & Gas Producers	9.3
Health Care Products & Services	7.6
Insurance	6.5
Regional Banks & Thrifts	2.8
Capital Goods	2.0
Security Products & Services	1.9
Other Holdings	5.5
Cash & Cash Equivalents	7.7
Total	100.0

Westport Select Cap Fund (WPSRX) - Portfolio Summary
Average Annual Total Returnsi - December 31, 2007

Fund or Index	OneYear	FiveYears	TenYears & Since Inception
Westport Select Cap Fund - Class Ri	6.38%	13.64%	12.52%
Russell 2000® Index	-1.57%	16.25%	7.08%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.

Comparison of the Change in Value of a $10,000 Investment in the
Westport Select Cap Fund - Class R and the Russell 2000® Index

[i]
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of theWestport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 21.

WESTPORT FUND
PORTFOLIO SUMMARY
December 31, 2007

Portfolio Comments

The Westport Fund had an excellent first half that saw the majority of its portfolio holdings advance. The second half of 2007 was far more difficult as financial markets adjusted asset prices to better reflect risk. A number of the Westport Fund’s holdings provided exceptional returns for the year. The greatest return was 78% from the Fund’s largest portfolio holding, Precision Castparts Corp. (manufacturer of complex metal products). The best performing industry group for the year was Oil and Gas Producers. Each of the Fund’s four oil and gas exploration holdings and Helmerich and Payne, Inc. (a land based driller) appreciated more than 30% for the year. The Fund’s holdings included four takeovers during the year: two Oil and Gas Producers were acquired - The Houston Exploration Company by Forest Oil Corp. (oil & gas exploration) and Pogo Producing Company by Plains Exploration & Production Company (oil & gas exploration); Caremark Rx, Inc. (pharmacy benefit manager) was acquired by CVS Corp. (drug stores); and Claire’s Stores, Inc. (accessories for teens) was acquired by Apollo Management, Inc. Other positive contributors included Amphenol Corp. (connectors) and Praxair, Inc. (industrial gases) each with returns of 50% for 2007. Underrepresentation in the Fund of some poor performing industry groups relative to the Fund’s benchmark - REITs, Financial Services and Consumer Products and Services -lifted performance last year. Additionally, overweighting of energy at 20% or approximately twice the weight in the Russell Midcap® Index clearly aided performance relative to the Fund’s benchmark.

On the negative side, disappointing performance was recorded by Interpublic Group of Companies, Inc. (holding company for advertising agencies) and Diebold, Inc. (ATM’s and security systems), both down more than 30% for the year. The Broadcasting/Cable TV/Advertising group had the poorest industry performance at - 29% followed by Consumer Products and Services down 17% and Regional Banks and Thrifts down 15%i.
_______________
[i]
References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2007 (Unaudited)
The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	22.0
Oil & Gas Producers	19.1
Business Products & Services	12.4
Health Care Products & Services	10.9
Chemicals	6.5
Medical Products & Services	6.1
Regional Banks & Thrifts	4.3
Broadcasting/Cable TV/Advertising	3.3
Consumer Products & Services	2.9
Transportation	2.0
Other Holdings	4.3
Cash & Cash Equivalents	6.2
Total	100.0

Westport Fund (WPFRX) - Portfolio Summary
Average Annual Total Returnsi - December 31, 2007

Fund or Index	OneYear	FiveYears	TenYears & Since Inception
Westport Fund - Class Ri	13.71%	16.79%	12.84%
Russell Midcap® Index	5.60%	18.21%	9.91%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.

Comparison of the Change in Value of a $10,000 Investment in the
Westport Fund - Class R and the Russell Midcap® Index

[i]
The chart above represents the performance of the Class R shares only and reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would be lower. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 23.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2007

COMMON STOCKS — 92.5%	Shares	Market Value
Broadcasting/Cable TV/Advertising — 0.5%
Cox Radio, Inc. - Class A(a)	339,334	$4,122,908
Emmis Communications Corp.(a)	154,153	593,489
		4,716,397
Business Products & Services — 11.2%
Arbitron, Inc.	677,753	28,174,192
CACI International, Inc.(a)	185,900	8,322,743
IMS Health, Inc.	539,598	12,432,338
Perot Systems Corp. - Class A(a)	925,000	12,487,500
Synopsys, Inc.(a)	1,063,892	27,586,720
TriZetto Group, Inc.(a)	1,014,863	17,628,170
		106,631,663
Capital Goods — 2.0%
Baldor Electric Company	567,702	19,108,849

Communications Equipment & Services — 0.7%
General Communication, Inc. - Class A(a)	739,450	6,470,188

Consumer Products & Services — 12.4%
Big Lots, Inc.(a)	1,313,056	20,995,765
Darden Restaurants, Inc.	734,200	20,344,682
Del Monte Foods Company	1,635,000	15,467,100
Orient Express Hotels Ltd. - Class A	579,100	33,309,832
Ruby Tuesday, Inc.	890,200	8,679,450
Saks, Inc.(a)	912,600	18,945,576
		117,742,405
Engineering & Consulting — 1.5%
KBR, Inc.(a)	375,586	14,572,737

Health Care Products & Services — 7.6%
CVS/Caremark Corp.	560,000	22,260,000
Universal Health Services, Inc. - Class B	985,200	50,442,240
		72,702,240
Industrial Services — 12.3%
DeVry, Inc.	1,275,000	66,249,000
ITT Educational Services, Inc.(a)	596,000	50,820,920
		117,069,920
Industrial Specialty Products — 20.8%
Charles River Laboratories International, Inc.(a)	701,300	46,145,540
EMS Technologies, Inc.(a)	152,613	4,615,017
Fairchild Semiconductor Corp.(a)	350,000	5,050,500
Precision Castparts Corp.	642,500	89,114,751
QLogic Corp.(a)	678,209	9,630,568
Rogers Corp.(a)	164,800	7,147,376
Thermo Fisher Scientific, Inc.(a)	601,000	34,665,680
		196,369,432

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2007

COMMON STOCKS — 92.5% (Continued)	Shares	Market Value
Insurance — 6.5%
Arthur J. Gallagher & Company	503,600	$12,182,084
Brown & Brown, Inc.	575,200	13,517,200
Hilb, Rogal & Hobbs Company	900,000	36,513,000
		62,212,284
Medical Products & Services — 0.7%
Kinetic Concepts, Inc.(a)	130,000	6,962,800

Oil & Gas Producers — 9.3%
Energy Partners Ltd.(a)	497,666	5,877,435
Forest Oil Corp.(a)	605,558	30,786,569
Plains Exploration & Production Company(a)	690,003	37,260,162
Stone Energy Corp.(a)	299,000	14,026,090
		87,950,256
Publishing — 1.5%
John Wiley & Sons, Inc.	338,099	14,484,161

Real Estate & Construction — 0.8%
St. Joe Company (The)	226,193	8,032,113

Regional Banks & Thrifts — 2.8%
BankUnited Financial Corp. - Class A	1,088,700	7,512,030
Downey Financial Corp.	120,000	3,733,200
Sterling Financial Corp.	275,000	4,617,250
The South Financial Group, Inc.	660,700	10,326,741
		26,189,221
Security Products & Services — 1.9%
Checkpoint Systems, Inc.(a)	686,600	17,837,868

TOTAL COMMON STOCKS
(Cost $474,616,143)		$879,052,534

MONEY MARKETS — 0.9%	Shares	Market Value
Federated US Treasury Cash Reserve Fund	8,862,985	$8,862,985

TOTAL MONEY MARKETS
(Cost $8,862,985)		$8,862,985

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2007

U.S. GOVERNMENT TREASURY OBLIGATIONS — 6.8%	Par Value	Market Value
U.S. Treasury Bill, 5.012%, 1/10/08	$10,000,000	$9,987,975
U.S. Treasury Bill, 5.039%, 1/17/08	15,000,000	14,967,767
U.S. Treasury Bill, 4.929%, 1/24/08	15,000,000	14,954,623
U.S. Treasury Bill, 3.970%, 4/24/08	10,000,000	9,900,340
U.S. Treasury Bill, 3.704%, 5/8/08	5,000,000	4,942,850
U.S. Treasury Bill, 3.181%, 6/12/08	10,000,000	9,852,850
TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $64,585,982)		$64,606,405

TOTAL INVESTMENT SECURITIES — 100.2%
(Cost $548,065,110)		$952,521,924

LIABILITIES IN EXCESS OF OTHERASSETS — (0.2)%		(1,993,941)

NET ASSETS — 100.0%		$950,527,983

(a) Non-income producing security.

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS
December 31, 2007

COMMON STOCKS — 93.6%	Shares	Value Market

Broadcasting/Cable TV/Advertising — 3.3%
Cox Radio, Inc. - Class A(a)	94,000	$1,142,100
Interpublic Group of Companies, Inc.(a)	100,000	811,000
		1,953,100
Business Products & Services — 12.4%
CA, Inc.	63,000	1,571,850
CACI International, Inc.(a)	25,000	1,119,250
ChoicePoint, Inc.(a)	14,400	524,448
Diebold, Inc.	20,000	579,600
Parametric Technology Corp.(a)	48,000	856,800
Synopsys, Inc.(a)	100,000	2,593,000
		7,244,948
Capital Goods — 1.4%
Baldor Electric Company	25,000	841,500

Chemicals — 6.5%
Praxair, Inc.	42,700	3,787,917

Consumer Products & Services — 2.9%
American Eagle Outfitters, Inc.	40,000	830,800
Del Monte Foods Company	90,000	851,400
		1,682,200
Health Care Products & Services — 10.9%
CVS/Caremark Corp.	91,850	3,651,038
Laboratory Corporation of America Holdings(a)	36,000	2,719,080
		6,370,118
Industrial Specialty Products — 22.0%
Amphenol Corp.	60,000	2,782,200
FEI Company(a)	12,000	297,960
International Rectifier Corp.(a)	40,000	1,358,800
Pall Corp.	50,000	2,016,000
Precision Castparts Corp.	42,000	5,825,399
Texas Instruments, Inc.	20,064	670,138
		12,950,497
Insurance — 1.8%
Hilb, Rogal & Hobbs Company	25,400	1,030,478

Medical Products & Services — 6.1%
Abbott Laboratories	40,000	2,246,000
Kinetic Concepts, Inc.(a)	25,000	1,339,000
		3,585,000

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2007

COMMON STOCKS — 93.6% (Continued)	Shares	Market Value
Oil & Gas Producers — 19.1%
Anadarko Petroleum Corp.	50,000	$3,284,500
EOG Resources, Inc.	41,500	3,703,875
Forest Oil Corp.(a)	19,133	972,722
Plains Exploration & Production Company(a)	60,447	3,264,138
		11,225,235
Oil & Gas Services - 0.9%
Helmerich & Payne, Inc.	12,488	500,394

Regional Banks & Thrifts - 4.3%
Cullen/Frost Bankers, Inc.	26,000	1,317,160
SunTrust Banks, Inc.	19,000	1,187,310
		2,504,470
Transportation - 2.0%
FedEx Corp.	13,000	1,159,210

TOTAL COMMON STOCKS
(Cost $35,051,665)		54,835,067

MONEY MARKETS — 2.4%	Shares	Market Value
Federated US Treasury Cash Reserve Fund	1,389,008	$1,389,008

TOTAL MONEY MARKETS
(Cost $1,389,008)		$1,389,008

U.S. GOVERNMENT TREASURY OBLIGATIONS — 3.8%	Par Value	Market Value
U.S. Treasury Bill, 4.043%, 4/24/08	$1,000,000	$990,033
U.S. Treasury Bill, 3.704%, 5/8/08	750,000	741,428
U.S. Treasury Bill, 3.181%, 6/12/08	500,000	492,643

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $2,221,130)		$2,224,104

TOTAL INVESTMENT SECURITIES — 99.8%
(Cost $38,661,803)		$58,448,179

OTHER ASSETS AND LIABILITIES — 0.2%		111,454

NET ASSETS — 100.0%		$58,559,633

(a) Non-income producing security.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$548,065,110	$38,661,803
At market value (Note 2)	$952,521,924	$58,448,179
Dividends and interest receivable	495,690	13,934
Receivable for capital shares sold	1,921,108	52,219
Receivable for securities sold	—	209,070
Other assets	35,498	23,223
TOTAL ASSETS	954,974,220	58,746,625

LIABILITIES
Payable for capital shares redeemed	2,593,596	41,308
Payable for securities purchased	611,725	—
Payable to Adviser (Note 4)	839,531	44,838
Other accrued expenses and liabilities	401,385	100,846
TOTAL LIABILITIES	4,446,237	186,992

NET ASSETS	$950,527,983	$58,559,633

Net assets consist of:
Paid-in capital	$546,125,203	$38,775,649
Undistributed net investment income	8,106	8,172
Accumulated net realized loss from security transactions	(62,140)	(10,564)
Net unrealized appreciation on investments	404,456,814	19,786,376
Net assets	$950,527,983	$58,559,633

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$444,326,895	$41,975,148
Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value) (Note 5)	19,058,514	1,988,086
Net asset value, offering price and
redemption price per share (Note 2)	$23.31	$21.11

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$506,201,088	$16,584,485
Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value) (Note 5)	21,268,173	788,576
Net asset value, offering price and
redemption price per share (Note 2)	$23.80	$21.03

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$15,284,402	$804,332
Interest	2,808,308	113,419
TOTAL INVESTMENT INCOME	18,092,710	917,751

EXPENSES
Investment advisory fees (Note 4)	10,452,924	484,267
Shareholder servicing fees, Class R (Note 4)	615,857	30,588
Administration and accounting services fees (Note 4)	496,495	30,875
Transfer agent fees, Class R (Note 4)	465,693	34,187
Professional fees	151,844	91,801
Transfer agent fees, Class I (Note 4)	104,657	299
Shareholder reporting costs	73,649	11,841
Custodian fees	63,375	6,800
Compliance fees and expenses	46,883	17,728
Insurance expense	38,883	6,919
Postage and supplies	30,539	11,739
Registration fees, Class R	26,751	15,713
Registration fees, Class I	20,916	15,981
Trustees' fees and expenses	20,826	20,826
Other expenses	—	23,960
TOTAL EXPENSES	12,609,292	803,524

NET INVESTMENT INCOME (LOSS)	5,483,418	114,227

REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gains from security transactions	98,951,342	1,879,027
Net realized gains from redemption in-kind	34,768,303	—
Net change in unrealized appreciation/
depreciation on investments	(71,438,778)	4,718,423
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	62,280,867	6,597,450

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$67,764,285	$6,711,677

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$5,483,418	$1,107,576	$114,227	$(360,283)
Net realized gains from security transactions	98,951,342	107,903,004	1,879,027	5,244,353
Net realized gains from redemption in-kind	34,768,303	59,597,247	—	—
Net change in unrealized appreciation/
depreciation on investments	(71,438,778)	(31,742,325)	4,718,423	1,697,179
Net increase in net assets from operations	67,764,285	136,865,502	6,711,677	6,581,249

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	(2,381,074)	(100,585)	(73,452)	—
From investment income, Class I	(3,094,200)	(1,006,991)	(32,603)	—
From realized gains, Class R	(46,603,875)	(42,657,487)	(1,345,721)	(3,613,896)
From realized gains, Class I	(52,347,505)	(65,245,517)	(533,306)	(1,383,713)
From return of capital, Class R	—	(83,356)	—	—
From return of capital, Class I	—	(811,213)	—	—
Decrease in net assets from
distributions to shareholders	(104,426,654)	(109,905,149)	(1,985,082)	(4,997,609)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	107,137,503	92,353,458	9,537,727	9,753,681
Reinvested Dividends	48,624,689	42,599,063	1,372,811	3,569,343
Payments for shares redeemed	(129,593,442)	(143,765,117)	(7,250,220)	(31,792,798)
Net increase (decrease) in net
assets from Class R share transactions	26,168,750	(8,812,596)	3,660,318	(18,469,774)

CLASS I
Proceeds from shares sold	65,442,385	64,013,090	1,158,867	2,288,935
Reinvested Dividends	43,766,242	51,874,967	565,910	1,361,855
Payments for shares redeemed	(167,551,424)	(364,028,158)	(1,200)	(96,233)
Net increase (decrease) in net
assets from Class I share transactions	(58,342,797)	(248,140,101)	1,723,577	3,554,557

Net increase (decrease) in net assets
from capital share transactions	(32,174,047)	(256,952,697)	5,383,895	(14,915,217)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(68,836,416)	(229,992,344)	10,110,490	(13,331,577)

NET ASSETS:
Beginning of year	1,019,364,399	1,249,356,743	48,449,143	61,780,720
End of year	$950,527,983	$1,019,364,399	$58,559,633	$48,449,143

ACCUMULATED NET
INVESTMENT INCOME	$8,106	$—	$8,172	$—

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

	Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of year	$24.56	$24.16	$24.06	$21.79	$16.49

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.01	(0.18)	(0.16)	(0.13)
Net realized and unrealized gains
on investments	1.47	3.00	2.27	2.43	5.43
Total from investment operations	1.58	3.01	2.09	2.27	5.30

Less distributions:
From net investment income	(0.14)	(0.01)	—	—	—
From net realized gains	(2.69)	(2.59)	(1.99)	—	—
From return of capital	—	(0.01)	—	—	—
Total distributions	(2.83)	(2.61)	(1.99)	—	—

Net asset value at end of year	$23.31	$24.56	$24.16	$24.06	$21.79

Total Return	6.38%	12.41%	8.63%	10.42%	32.14%

Net assets at end of year (000's)	$444,327	$439,959	$440,811	$466,753	$456,641

Ratio of net expenses to average net assets	1.33%	1.32%	1.31%	1.35%	1.34%

Ratio of net investment income (loss)
to average net assets	0.41%	0.02%	(0.74%)	(0.70%)	(0.74%)

Portfolio turnover rate	6%	7%	2%	9%	12%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

	Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of year	$24.97	$24.52	$24.34	$21.99	$16.59

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.04	(0.12)	(0.12)	(0.09)
Net realized and unrealized gains
on investments	1.50	3.07	2.29	2.47	5.49
Total from investment operations	1.68	3.11	2.17	2.35	5.40

Less distributions:
From net investment income	(0.16)	(0.04)	—	—	—
From net realized gains	(2.69)	(2.59)	(1.99)	—	—
From return of capital	—	(0.03)	—	—	—
Total distributions	(2.85)	(2.66)	(1.99)	—	—

Net asset value at end of year	$23.80	$24.97	$24.52	$24.34	$21.99

Total Return	6.68%	12.69%	8.86%	10.69%	32.55%

Net assets at end of year (000's)	$506,201	$579,405	$808,546	$883,635	$1,041,467

Ratio of net expenses to average net assets	1.11%	1.09%	1.09%	1.09%	1.09%

Ratio of net investment income (loss)
to average net assets	0.62%	0.13%	(0.49%)	(0.44%)	(0.49%)

Portfolio turnover rate	6%	7%	2%	9%	12%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

	Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of year	$19.21	$18.87	$18.05	$15.64	$12.09

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.16)	(0.13)	(0.14)	(0.10)
Net realized and unrealized gains
on investments	2.60	2.67	2.23	2.78	3.65
Total from investment operations	2.64	2.51	2.10	2.64	3.55

Less distributions:
From net investment income	(0.04)	—	—	—	—
From net realized gains	(0.70)	(2.17)	(1.28)	(0.23)	—
Total Distributions	(0.74)	(2.17)	(1.28)	(0.23)	—

Net asset value at end of year	$21.11	$19.21	$18.87	$18.05	$15.64

Total Return	13.71%	13.27%	11.62%	16.85%	29.36%

Net assets at end of year (000's)	$41,975	$34,879	$51,843	$26,827	$25,570

Ratio of net expenses to average net assets	1.49%	1.49%	1.45%	1.50%	1.50%

Ratio of gross expenses to average net assets(A)	1.49%	1.49%	1.45%	1.83%	1.99%

Ratio of net investment income (loss)
to average net assets	0.21%	(0.67%)	(0.63%)	(0.82%)	(0.83%)

Portfolio turnover rate	9%	1%	45%	30%	9%

(A)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

	Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of year	$19.14	$18.80	$17.98	$15.59	$12.05

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.10)	(0.13)	(0.10)	(0.11)
Net realized and unrealized gains
on investments	2.59	2.61	2.23	2.72	3.65
Total from investment operations	2.63	2.51	2.10	2.62	3.54

Less distributions:
From net investment income	(0.04)	—	—	—	—
From net realized gains	(0.70)	(2.17)	(1.28)	(0.23)	—
Total Distributions	(0.74)	(2.17)	(1.28)	(0.23)	—

Net asset value at end of year	$21.03	$19.14	$18.80	$17.98	$15.59

Total Return	13.73%	13.32%	11.67%	16.78%	29.38%

Net assets at end of year (000's)	$16,585	$13,570	$9,938	$9,862	$4,159

Ratio of net expenses to average net assets	1.48%	1.45%	1.47%	1.50%	1.50%

Ratio of gross expenses to average net assets(A)	1.48%	1.45%	1.47%	2.00%	2.42%

Ratio of net investment income (loss)
to average net assets	0.22%	(0.62%)	(0.71%)	(0.80%)	(0.83%)

Portfolio turnover rate	9%	1%	45%	30%	9%

(A)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

1. Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation - The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States (GAAP) resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe that SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other income represents an adjustment to expenses that were previously overestimated.

Federal income tax - It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 became effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2007 and December 31, 2006 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended Dec. 31, 2007	For the Year Ended Dec. 31, 2006	For the Year Ended Dec. 31, 2007	For the Year Ended Dec. 31, 2006
From ordinary income	$5,482,469	$1,107,576	$106,055	$—
From long-term capital gains	98,944,185	107,903,004	1,879,027	4,997,609
From return of capital	—	894,569	—	—
	$104,426,654	$109,905,149	$1,985,082	$4,997,609

The following information is computed on a tax basis for each item for the year ended December 31, 2007:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$424,158,488	$22,317,171
Gross unrealized depreciation	(19,763,814)	(2,541,359)
Net unrealized appreciation	$404,394,674	$19,775,812
Undistributed ordinary income	8,106	8,172
Total accumulated earnings	$404,402,780	$19,783,984
Federal income tax cost	$548,127,250	$38,672,367

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts - The following reclassifications made by the Funds during the year ended December 31, 2007 , are primarily the result of differences in the tax treatment of net investment losses and in-kind redemptions.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$(38)	$34,768,303	$(34,768,265)
Westport Fund	$—	$—	$—

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

Redemption in-kind — During the fiscal year ended December 31, 2007, the Westport Select Cap Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in realized capital gains of $34,768,303, none of which were taxable to the Fund, nor resulted in increased capital gain distributions to existing shareholders of the Fund.

3. Investment Transactions

For the year ended December 31, 2007, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $57,938,766 and $245,495,526, respectively, for the Westport Select Cap Fund, and $4,649,670 and $4,536,624, respectively, for the Westport Fund.

4. Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser, and from January 1, 2007 through November 30, 2007, were also officers of JP Morgan Chase Bank N.A., (“JP Morgan”), formerly Integrated Investment Services, Inc., the prior administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the Funds’ prior principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2008. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser in 2007.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Prior to December 1, 2007, JP Morgan provided administration and fund accounting services to the Funds. JP Morgan received payment of one fee for both administration and fund accounting services based on the Funds’ combined average daily net assets. Pursuant to an Administration and Fund Accounting Agreement, effective December 1, 2007, UMB Fund Services, Inc. (“UMBFS”) assumed responsibility for providing administration and fund accounting services. Under the Administration and Fund Accounting Agreement, UMBFS’ services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in preparing and filing all federal income and excise tax filings; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and reimburses UMBFS for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT

Prior to December 7, 2007, under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, JP Morgan maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of the Funds’ shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, JP Morgan received a monthly fee from each Fund based on the Funds’ combined number and type of shareholder accounts. In addition, each Fund reimbursed JP Morgan’s out-of-pocket expenses, including, but not limited to, postage and supplies. Effective, December 7, 2007 under the terms of the Transfer Agency Agreement, UMBFS assumed responsibility for these services. UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2007, shareholder servicing fees of $615,857 and $30,588 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R shares of each Fund not otherwise provided by UMBFS from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2007, transfer agent servicing fees of $436,721 and $24,134 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

Under a transfer agent servicing agreement adopted by the Trust with respect to Class I shares of the Westport Select Cap Fund, pursuant to which the Trust receives certain services not otherwise provided by UMBFS, transfer agent servicing fees of $73,922 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund for the year ended December 31, 2007.

DISTRIBUTION AGREEMENT

Prior to December 1, 2007 IFS Fund Distributors, Inc. ("IFSD") provided distribution services to the Funds under a Distribution Agreement between the Trust, on behalf of the Funds and IFSD. Pursuant to the Distribution Agreement, IFSD acted as principal underwriter of each Fund’s shares. IFSD received no compensation for its services and was an affiliate of JP Morgan. Effective December 1, 2007, the Trust entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC (the “Distributor”).

Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares. The Adviser has entered into an agreement with the Distributor whereby the Adviser has agreed to compensate the Distributor for, and reimburse the Distributor for the expenses the Distributor incurs in connection with, its activities pursuant to the Distribution Agreement.

COMPLIANCE SERVICES

Prior to December 1, 2007, under the terms of the Compliance Services Agreement between the Trust and JP Morgan and its affiliate IFS Financial Services, Inc. ("IFS"), JP Morgan provided certain compliance services to the Trust, including developing and monitoring of the Funds’ policies and procedures, as well as administrative support services to the Funds’ Compliance Program.

Under the terms of the Compliance Services Agreement between the Trust and IFS, IFS provides the Chief Compliance Officer (CCO) to the Funds. The CCO reports directly to the Funds’ Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events. IFS is no longer an affiliate of JP Morgan.

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
CLASS R
Shares sold	3,970,193	3,688,956	454,063	490,591
Shares reinvested	2,077,090	1,733,078	64,512	185,228
Shares redeemed	(4,899,047)	(5,755,856)	(345,993)	(1,607,062)
Net increase (decrease) in shares outstanding	1,148,236	(333,822)	172,582	(931,243)
Shares outstanding, beginning of year	17,910,278	18,244,100	1,815,504	2,746,747
Shares outstanding, end of year	19,058,514	17,910,278	1,988,086	1,815,504

CLASS I
Shares sold	2,382,373	2,515,671	52,983	114,446
Shares reinvested	1,831,224	2,076,659	26,694	70,930
Shares redeemed	(6,146,570)	(14,361,532)	(56)	(4,975)
Net increase (decrease) in shares outstanding	(1,932,973)	(9,769,202)	79,621	180,401
Shares outstanding, beginning of year	23,201,146	32,970,348	708,955	528,554
Shares outstanding, end of year	21,268,173	23,201,146	788,576	708,955

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Westport Fund
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2007, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2007, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2008

THE WESTPORT FUNDS
OTHER ITEMS
December 31, 2007 (Unaudited)

Dividends Received Deduction

For corporate shareholders, 100% of the Westport Select Cap Fund’s, and 100% of the Westport Fund’s, ordinary dividends paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

Qualified Dividend Income

During the year ended December 31, 2007, 100% of the Westport Select Cap Fund’s and 100% of the Westport Fund’s ordinary dividends qualify as qualified dividend income.

Distributions

For the fiscal year ended December 31, 2007, the Funds designated long-term capital gains distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows: Westport Select Cap Fund $98,944,185 and Westport Fund, $1,878,999.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling, toll-free, 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission (“Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the Commission’s website at www.sec.gov; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling, toll-free, 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2007 are available (i) on the Funds’ website at www.westportfunds.com, (ii) without charge upon request by calling, toll-free, 1-888-593-7878 or (iii) on the Commission’s website at www.sec.gov.

Considerations in Approving the Renewal of the
Investment Advisory Agreement.

On August 17, 2007, the Board of Trustees, including the trustees who are not parties to the Investment Advisory Agreement between the Trust, on behalf of each Fund, and the Funds’ investment adviser (“Advisory Agreement”) or “interested persons” (as defined in the

Investment Company Act of 1940, as amended) of any such party (“Independent Trustees”), considered and approved the renewal of the Advisory Agreement with Westport Advisers, LLC, the investment adviser to the Funds (the “Adviser”), for an additional term of twelve months. Prior to this meeting, the Trustees reviewed materials prepared by the Adviser in response to a letter submitted by counsel to the Board of Trustees requesting that the Adviser provide certain specified information in order for the Trustees to consider the terms of the Advisory Agreement.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials previously provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser in advance of the meeting. In particular, the Independent Trustees discussed the nature, extent and quality of the advisory services to be provided to the Funds by the Adviser, the investment performance of the Funds and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds, the extent to which economies of scale would be realized as the Funds grow, whether fee levels reflect these economies of scale for the benefit of Fund shareholders, and various other matters included within the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees, along with the entire Board of Trustees, concluded the following:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees considered the fact that the Adviser furnishes a continuous investment program for the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus. Under the Advisory Agreement, the Adviser also provides investment research and advice to the Funds, determines the securities to be purchased and sold in accordance with the investment objective and policies of each Fund, and selects brokers and dealers to execute portfolio transactions. The Trustees noted that the Adviser also maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board.

The Trustees considered the Adviser’s comparison of commission rates and trade allocations among the Funds, clients of Westport Asset Management, Inc. (“WAMI”), an investment adviser affiliated with the Adviser, and other accounts advised by the Adviser’s and WAMI’s portfolio managers and considered the Adviser’s procedures designed to ensure that transactions are allocated fairly and best execution is sought.

The Trustees also discussed the Adviser’s and the Trust’s compliance culture and ethics and corresponding costs to the Trust. The Trustees determined that although compliance adds to the Trust’s expenses, it is a necessary expense.

Performance. The Trustees received and considered comparative performance information prepared by Lipper, Inc. (“Lipper”). The Lipper materials compared, among other things, the performance of the Funds to the performance of a representative group of registered funds selected by Lipper (“Peer Group”) and an appropriate benchmark index. Upon reviewing the comparative performance information, the Trustees determined that each Fund’s performance was considerably above that of its peers since its inception. With respect to the Westport Fund, performance was significantly above the median performance of its respective Peer Group for the year-to-date, 1-year, 3-year and 5-year periods, as well as since inception. Performance for both the Class R and Class I shares of the Westport Select Cap Fund exceeded the performance of its respective Peer Group for the year-to-date, 1-year and 3-year periods as well as since inception, though performance for the 5-year period was below the median performance of the Peer Group. Overall, the Trustees determined that the Funds’ performance for the various periods since inception was more than satisfactory.

The Trustees also reviewed the Funds’ performance for various periods through June 30, 2007 and noted that both short-term and long-term performance has been satisfactory on a relative and objective basis. The Trustees noted that over the course of the year they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being run.

Costs and Profitability. Comparative data provided to the Trustees also included information pertaining to costs and profitability. The Trustees specifically noted that the Lipper materials provided to the Board indicated that the Westport Fund had higher overall costs compared with the average member of one of its Lipper Peer Groups, but slightly lower costs compared with the average member of another of its Lipper Peer Groups. The Trustees noted that the same was true for the costs associated with the Class R and Class I shares of the Westport Select Cap Fund. The Trustees determined that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable in light of the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds and, although higher in some instances than the average, the Funds’ fees are generally consistent with fees paid to other advisers of comparable funds. The Trustees discussed the Adviser’s profitability and the fact that Messrs. Nicklin and Knuth are the owners of the Adviser as well as the Funds’ portfolio managers and that Messrs. Nicklin and Knuth do not receive a salary for their services as portfolio managers. The Trustees also considered the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds. Based on its evaluation, the Board concluded that each Fund’s advisory fee was fair and reasonable, especially in light of the quality of the services the Adviser has provided in managing the Funds. In comparing the level of services provided to the Funds to the level of services required by institutional clients, the Trustees noted that the level of services required by the Funds was significantly higher than the level of services required by institutional clients. The Trustees further found that the Adviser’s profitability was justified given the Funds’ positive performance record over time, noting that performance for the various periods since inception was generally above respective benchmarks. The Trustees affirmed that they would continue to monitor performance.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. The Trustees discussed and concluded that any potential economies of scale were being shared between the Funds and the Adviser in an appropriate manner.

As part of the process of renewing the Advisory Agreement, the Board received detailed materials from the Adviser. The Board also regularly reviews and assesses the quality of the services the Funds receive throughout the year. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board found that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable and consistent with services rendered by and fees paid to other advisers of comparable funds. The Board also found that the Adviser’s profitability was justified given each Fund’s positive performance record over time. The Board concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, unanimously approved the renewal of the Agreement.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment adivsory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2007" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds' acutal expense ratios and assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher. As a shareholder of The Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During the Six Months Ended December 31, 2007*	Net Expense Ratio Annualized December 31, 2007	Total Return Ended Six Months December 31, 2007
Westport Select Cap Fund
Class R	Actual	$1,000.00	$ 936.70	$6.50	1.33%	-6.33%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.29	$6.78	1.33%	1.83%
Class I	Actual	$1,000.00	$ 937.90	$5.46	1.12%	-6.21%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.69	1.12%	1.94%
Westport Fund
Class R	Actual	$1,000.00	$1,012.70	$7.60	1.50%	1.27%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.62	1.50%	1.74%
Class I	Actual	$1,000.00	$1,012.90	$7.55	1.49%	1.29%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.57	1.49%	1.75%

*
Expenses are equal to each Fund's annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365)) to reflect the one-half year period.

Management of the Trust

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
DISINTERESTED TRUSTEES*:

Raymond J. Armstrong 253 Riverside Avenue Westport, CT 06880 Age 82	Trustee, November 14, 1997 - present	Retired	2	none

Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 70	Trustee, November 14, 1997 - present	Retired	2	none

D. Bruce Smith, II 253 Riverside Avenue Westport, CT 06880 Age 69	Trustee, November 14, 1997 - present	Retired	2	none

INTERESTED TRUSTEE**:

Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 61	Trustee, November 14, 1997 - present and President, September 18, 1997 - present	Managing Director, Westport Advisers LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*
At its October 19, 2007 Board of Trustees meeting, the Trustees, based upon a recommendation of the Nominating Committee, determined to appoint Edward K. Mettelman as an Independent Trustee of the Trust effective on January 1, 2008.

**	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
OFFICERS OF THE TRUST:

Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 69	Executive Vice President, September 18, 1997 - present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a

Ronald H. Oliver 253 Riverside Avenue Westport, CT 06880 Age 79	Executive Vice President and Secretary, September 18, 1997 - present	Managing Director, Westport Advisers, LLC; President, Westport Asset Management, Inc.; Trustee of the Trust (December 1997 - August 2004)	n/a	n/a

Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 57	Vice President October 7, 1999 - present, and Treasurer March 8, 2002 - present	Vice President Operations, Westport Advisers, LLC	n/a	n/a

Russell M. Lynch 253 Riverside Avenue Westport, CT 06880 Age 58	Vice President, October 7, 1999 - present	Vice President Marketing, Westport Advisers, LLC	n/a	n/a

Joseph G. Melcher 253 Riverside Avenue Westport, CT 06880 Age 34	Chief Compliance Officer, September 24, 2004 - present	Senior Compliance Officer, IFS Financial Services, Inc. (2003-present); Compliance Manager, CUNA Mutual Group (2000-2003)	n/a	n/a

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

THIS PAGE INTENTIONALLY LEFT BLANK.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2007	December 31, 2006
$29,000	$27,500

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2007 and December 31, 2006 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)    Audit-Related Fees

December 31, 2007	December 31, 2006
$2,000	$2,000

Such fees represent the fees billed for the fiscal years ended December 31, 2007 and December 31, 2006 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2007 and June 30, 2006, respectively.

(c)    Tax Fees

December 31, 2007	December 31, 2006
$5,000	$5,000

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)    All Other Fees

December 31, 2007	December 31, 2006
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2007 and December 31, 2006.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

____________
(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted: December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

______________
(3)	For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

●	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

●	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

●	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

●	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

●
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

●	searching for or seeking out prospective candidates for managerial, executive, or director positions;

●	engaging in psychological testing, or other formal testing or evaluation programs;

●	undertaking reference checks of prospective candidates for an executive or director position;

●	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

●
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

●	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

●	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

●	executing a transaction to buy or sell an audit client's investment; or

●	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor)

●	Audit of an employee benefit plan.

●	Due diligence procedures related to mergers and acquisitions.

●	Review of internal controls.

●	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

●	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

●
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services

●	Advisory and consultation services.

●	Other non-audit services not listed above.

(2)   0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 were $5,000 and $5,000, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 or December 31, 2006.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin Jr.
Edmund H. Nicklin, Jr.
President

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin Jr.
Edmund H. Nicklin, Jr.
President

Date: March 7, 2008

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date: March 7, 2008